UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2025 (December 26, 2024)

CXApp Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39642	85-2104918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Palo Alto Square, Suite 200 3000 El Camino Real California, CA	94306
(Address of principal executive offices)	(Zip Code)

(650) 785-7171
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CXAI	The Nasdaq Stock Market LLC
Warrants to purchase common stock	CXAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

CXApp, Inc. (the “Company”) issued an aggregate of 1,213,809 shares of common stock (the “Exchange Common Shares”) to the holder of that certain outstanding promissory note of the Company issued on December 15, 2023 (the “December 2023 Note”), at a price between $1.57 and $1.83 per share, in each case equal to the Minimum Price as defined in Nasdaq Listing Rule 5635(d) in connection with the terms and conditions of Exchange Agreements, dated December 9, 2024, December 10, 2024, December 17, 2024 and December 26, 2024, pursuant to which the Company and the holder agreed to (i) partition new promissory notes in the form of the December 2023 Note in the aggregate original principal amount equal to approximately $2,027,500 and then cause the outstanding balance of the December 2023 Note to be reduced by an aggregate of approximately $2,027,500; and (ii) exchange the partitioned notes for the delivery of the Exchange Common Shares.

The offer and sale of the Exchange Common Shares was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption from registration under Section 3(a)(9) of the Securities Act, in that (a) the Exchange Common Shares were issued in exchanges for partitioned notes which are other outstanding securities of the Company; (b) there was no additional consideration of value delivered by the holder in connection with the exchanges; and (c) there were no commissions or other remuneration paid by the Company in connection with the exchanges.

As of December 26, 2024, the Company has 18,641,170 shares of common stock outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CXApp Inc.

Date: January 2, 2025	By:	/s/ Khurram P. Sheikh
		Name:	Khurram P. Sheikh
		Title:	Chairman and Chief Executive Officer

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